UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

ONE LIBERTY PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Completed Property Sales

We indicated in our Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Quarterly Report”) that we anticipate completing certain property sales. Set forth below is information regarding properties sold subsequent to November 6, 2023 (the “Completed Sales”) (dollars in thousands):

					Nine Months Ended
			Estimated		September 30, 2023
		Gross	Gain on Sale of		Rental	Operating
Description of Property	Date Sold	Sales Price	Real Estate, Net		Income, net	Expenses
Land
Lakewood, Colorado	November 14, 2023	$3,333	$2,200	(a)	$118	$25
Chuck E Cheese restaurant
Indianapolis, Indiana	November 15, 2023	2,200	230		153	32
TGI Fridays restaurant
Richmond, Virginia	November 17, 2023	3,200	270		189	30
Totals		$8,733	$2,700	(b)	$460	$87	(c)

(a) This land parcel was owned by a consolidated joint venture in which the Company holds a 90% interest. The non-controlling interest's share of the estimated gain will be approximately $200.

(b) As a result of these sales, the Company wrote-off, as a reduction to Gain on sale of real estate, net, an aggregate of $298 of unbilled rent receivable and $65 of unamortized intangible lease assets.

(c) Includes an aggregate of $85 of depreciation and amortization expense and $2 of real estate expenses.

The net proceeds to us from these sales was approximately $7 million.

Contracts to Sell Properties

We also indicated in our Quarterly Report that we anticipate entering into contracts to sell several properties. Set forth below is information regarding non-cancellable contracts we have entered into to sell the following properties (the “Contracted Sales”). Although we can provide no assurance that any one or more of these sales will be completed, we anticipate that these sales will be completed before year end (dollars in thousands):

					Nine Months Ended
			Estimated		September 30, 2023
	Gross		Gain on Sale of		Rental	Operating
Description of Property	Sales Price		Real Estate, Net		Income, net	Expenses
Applebees restaurant
Lawrenceville, Georgia	$2,900	(a)	$900		$145	$28
Applebees restaurant
Carrolton, Georgia	3,800		1,300		188	48
Applebees restaurant
Cartersville, Georgia	3,500		1,200		178	40
Barnes & Noble retail property
Fort Myers, Florida	7,300		4,600		370	116
Havertys retail property
Virginia Beach, Virginia	5,500		2,000		300	73
Totals	$23,000		$10,000	(b)	$1,181	$305	(c)

(a) In connection with this sale, we will provide seller-financing of up to approximately $1,900 bearing interest at 8.0% with a maturity of six months after the closing date, with a buyer's option to extend the maturity an additional six months.

(b) As a result of these sales, we will write-off, as a reduction to Gain on sale of real estate, net, an aggregate of $577 of unbilled rent receivable and $946 of unamortized intangible lease assets.

(c) Includes an aggregate of $265 of depreciation and amortization expense and $40 of real estate expenses.

We estimate that the net proceeds to us from these sales will range from approximately $19 million to $21 million.

Contemplated Sales

We also anticipate that over the next few months, we will enter into several additional contracts to sell retail and/or restaurant properties (the “Contemplated Sales”).

Refinancing Transactions

We refinanced the mortgage debt on two industrial properties for gross proceeds, before giving effect to $7.1 million of the refinanced amounts, of $13.0 million. The weighted average interest rate on the discharged debt was 4.02%. The new debt bears a weighted average interest rate of 6.02% and the weighted average remaining term to maturity is 8.4 years.

Use of Proceeds

We used the net proceeds from the Completed Sales and the refinancing transactions to pay down $15 million of credit facility debt. At November 30, 2023, approximately $7.5 million was outstanding on our credit facility. We anticipate that our credit facility will be fully paid off from the net proceeds from the Contracted Sales and that any excess proceeds (i.e., amounts remaining after the balance of the credit facility debt is paid off) from the Contracted Sales (estimated to range from approximately $11.5 million to $13.5 million) and any net proceeds from Contemplated Sales will be used for general working capital purposes and, as appropriate, the pay-off of mortgage debt or the repurchase of our common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “could,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Factors which may cause actual results to differ materially from current expectations are described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Securities and Exchange Commission ("SEC") filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), and the reports filed or to be filed subsequent to the filing of the Annual Report. In addition, gains and proceeds from property sales may not be realized as such transactions may not be completed, estimates of such gains and proceeds are subject to adjustment, among other things, because actual closing costs may differ from the estimated costs, and the net proceeds from the Contracted Sales and the Contemplated Sales may be applied in a manner other than as described above. Moreover, other risks and uncertainties of which we are not currently aware may also affect our forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by us on our websites or otherwise. We do not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description of Exhibit
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: November 30, 2023	By:	/s/ Isaac Kalish
Isaac Kalish
Senior Vice President and
Chief Financial Officer

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